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THE SHEPHERD STREET EQUITY FUND (TM)
Annual Report
September 30, 1999

Investment Adviser:
Salem Investment Counselors, Inc.
480 Shepherd Street
Winston-Salem, North Carolina 27103

Shareholder Services:
Declaration Service Company
555 North Lane, Suite 6160
Conshohocken, PA 19428

Legal Counsel:
The Law Offices of David D. Jones, P.C.
518 Kimberton, #134
Phoenixville, PA 19460

Independent Auditors:
Tait, Weller & Baker
8 Penn Center, Suite 800
Philadelphia, PA 19103-2108

Custodian:
First Union National Bank
1339 Chestnut Street
Philadelphia, PA 19101-7618



The Shepherd Street Equity Fund
------------------------------------------------------------------------

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Fellow Shareholders:
We are pleased to announce the results of operations for the one-year period ending September 30, 1999, and to provide you with this annual report.

Over the last twelve months, the Shepherd Street Equity Fund has obtained a total return of 28.4% (See graph on next page). The total assets of the Fund grew over this period from $100,000 to $5,707,254. Included in this report is a complete list of the companies owned in the Fund on September 30, 1999.

We are particularly pleased with the investment performance of the Fund during a period when the markets have been extraordinarily narrow with only a few, large stocks holding up the indicies and most individual stocks showing declines. As recently reported in the Wall Street Journal, the value of the average stock on the New York Stock Exchange has declined in 1999. On the Nasdaq, less than half of the stocks have a gain this year. The markets' performance in 1999 has been similar to 1998, when 14 stocks accounted for 50% of the total gain in the Standard & Poor's 500-Stock Index.

We continue to focus on the long term and to search for value in a market that has been unforgiving to richly priced companies that miss short-term earnings expectations. While overall valuations in the market remain high, we will continue to identify companies with valuable franchises that are selling at reasonable prices with excellent opportunities for long-term growth. We will use any price declines of such companies as buying opportunities for your fund.

We appreciate and thank you for your investment. If you know of someone who might be interested in the Fund, please have them call or write for a brochure and prospectus.

Sincerely yours,

/S/ David B. Rea

David B. Rea
President



The Shepherd Street Equity Fund
------------------------------------------------------------------------
PERFORMANCE UPDATE - $10,000 INVESTMENT
For the period from October 2, 1998 (commencement of operations) to September 30, 1999

[GRAPHIC OMITTED: WORM CHART: PERFORMANCE UPDATE - $10,000 INVESTMENT]

            The Shepherd Street Equity Fund     S&P Total Return Index
10/2/98                 $10,000                         $10,000
11/30/98                $11,470                         $11,825
1/31/99                 $12,170                         $13,029
3/31/99                 $12,080                         $13,129
5/31/99                 $12,950                         $13,316
7/31/99                 $13,450                         $13,616
9/30/99                 $12,840                         $13,030


   The Shepherd Street              S&P Total Return
 Equity Fund Total Return      --------------------------
--------------------------          10/2/98-9/30/99
Commencement of operations     --------------------------
     through 9/30/99                     30.30%
--------------------------
         28.40%

[bullet] The graph assumes an initial $10,000 investment at October 2, 1998. All dividends and distributions are reinvested.

[bullet] At September 30, 1999, the Fund would have grown to $12,840 - total annualized investment return of 28.40% since October 2, 1998.

[bullet] At September 30, 1999, a similar investment in the S&P Total Return Index would have grown to $13,030 - total annualized investment return of 30.30% since October 2, 1998.



The Shepherd Street Equity Fund
------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
September 30, 1999

Shares                                                           Value
--------                                                        --------
            COMMON STOCK - 94.35%
            Airlines - 3.45%
  7,500     US Airways Group, Inc.*                             $196,875
                                                        ----------------
            Banks - 3.73%
 12,250     FirstFed Financial Corp.                             212,844
                                                        ----------------
            Broadcasting - 8.06%
  3,025     MediaOne Group, Inc.*                                206,645
  5,100     Tribune Co.                                          253,725
                                                        ----------------
                                                                 460,370
                                                        ----------------
            Building and Construction - 0.28%
    500     ITXC Corp.                                            15,906
                                                        ----------------
            Chemicals - 3.47%
  5,200     Great Lakes Chemical Corp.                           197,925
                                                        ----------------
            Commercial Services - 3.93%
 13,950     Servicemaster Co.                                    224,072
                                                        ----------------
            Computer Hardware - 4.11%
  2,550     Hewlett-Packard Co.                                  234,600
                                                        ----------------
            Computer Services And Software - 8.18%
  2,950     Microsoft Corp.*                                     267,159
  9,875     Wallace Computer Services, Inc.                      199,969
                                                        ----------------
                                                                 467,128
                                                        ----------------
            Containers - 3.35%
  8,375     Sonoco Products Co.                                  191,055
                                                        ----------------
            Diversified Conglomerates - 8.48%
  2,225     Minnesota Mining & Manufacturing Co.                 213,739
 20,000     Walter Industries, Inc.*                             270,000
                                                        ----------------
                                                                 483,739
                                                        ----------------
            Electronics Equipment - 19.68%
  7,000     Cree Research, Inc.*                                 237,562
  5,775     Hubbell Inc.                                         184,078
  3,300     Intel Corp.                                          245,231
  2,254     Koninklijke Philips Electronics - ADR                227,654
  5,000     RF Micro Devices, Inc.*                              228,750
                                                        ----------------
                                                               1,123,275
                                                        ----------------
            Finance - 2.70%
  8,500     Cenit Bancorp, Inc.                                  154,062
                                                        ----------------
            Food & Beverage - 7.76%
  6,675     Pepsico, Inc.                                        201,919
  6,875     SYSCO Corp.                                          241,055
                                                        ----------------
                                                                 442,974
                                                        ----------------
            Insurance - 4.08%
 13,800     Triad Guaranty, Inc.*                                232,875
                                                        ----------------
            Linen Supply & Related Items - 3.34%
 13,850     UniFirst Corp.                                       190,437
                                                        ----------------
            Medical Products - 7.55%
  3,750     Guidant Corp.                                        201,094
  3,550     Merck & Co.                                          230,084
                                                        ----------------
                                                                 431,178
                                                        ----------------
            Office Products - 2.20%
  9,000     Steelcase Inc.                                       125,438
                                                        ----------------
            Total Common Stock (Cost $5,270,599)               5,384,753
                                                        ----------------
            MISCELLANEOUS ASSETS - 5.61%
144,197     Evergreen Money Market Trust Institutional
            Shares (Cost $144,197)                               144,197
 21,800     Latin American Discovery Fund
            (Cost $143,129)                                      175,763
                                                        ----------------
                                                                 319,960
                                                        ----------------
            Total Investments (Cost $5,557,925)
            - 99.96%                                           5,704,713
            Other Assets in Excess of Liabilities
            - 0.04%                                                2,541
                                                        ----------------
            NET ASSETS - 100.00%                              $5,707,254
                                                        ================

* Non-income producing investment.

ADR - American Depository Receipt

See notes to financial statements




The Shepherd Street Equity Fund
------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

ASSETS:
Investments, at market (identified cost $5,557,925) (Note 1)          $5,704,713
Cash                                                                       3,500
Receivables:
Dividends and interest                                                     6,318
Fund shares sold                                                           3,000
                                                                ----------------
Total assets                                                           5,717,531
                                                                ----------------
LIABILITIES:
Payables:
Investment securities purchased                                            6,000
Due to Advisor                                                             3,031
Accrued distribution fees                                                  1,246
                                                                ----------------
Total liabilities                                                         10,277
                                                                ----------------
NET ASSETS                                                            $5,707,254
                                                                ================
NET ASSETS CONSIST OF:
Common stock (Unlimited shares of $.0001 par value
authorized, 444,465 shares outstanding) (Note 2)                             $44
Additional capital paid-in                                             5,425,400
Undistributed net investment income                                        3,156
Accumulated realized gain on investments                                 131,866
Net unrealized gain on investments                                       146,788
                                                                ----------------
Net Assets                                                            $5,707,254
                                                                ================
Net Asset Value, offering and redemption price per share                  $12.84
                                                                ================

See notes to financial statements





The Shepherd Street Equity Fund
------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended September 30, 1999*

INVESTMENT INCOME:
Interest                                                                  $7,259
Dividends                                                                 37,378
                                                                ----------------
Total investment income                                                   44,637
                                                                ----------------
EXPENSES:
Investment advisory fees (Note 4)                                         13,274
Distribution fees (Note 4)                                                 8,296
Service fees (Note 4)                                                     19,911
                                                                ----------------
Total expenses                                                            41,481
                                                                ----------------
Net investment income                                                      3,156
                                                                ----------------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                         131,866
Net change in unrealized appreciation on investments                     146,788
                                                                ----------------
                                                                         278,654
                                                                ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $281,810
                                                                ================

* The Shepherd Street Equity Fund commenced operations on October 2,
  1998.

See notes to financial statements





The Shepherd Street Equity Fund
------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                               For the Period
                                                                    Ended
                                                             September 30, 1999*
                                                            --------------------
INCREASE IN NET ASSETS
Operations:
Net investment income                                                     $3,156
Net realized gain on investments                                         131,866
Net change in unrealized appreciation on investments                     146,788
                                                                ----------------
Net increase in net assets resulting from operations                     281,810
                                                                ----------------
Increase in net assets from Fund share transactions (Note 2)           5,325,444
                                                                ----------------
Increase in net assets                                                 5,607,254

NET ASSETS:
Beginning of period                                                      100,000
                                                                ----------------
End of period**                                                       $5,707,254
                                                                ================

 * The Shepherd Street Equity Fund commenced operations on October 2,
   1998.

** Including undistributed net investment income of $3,156.

See notes to financial statements





The Shepherd Street Equity Fund
------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding from October 2, 1998 through
September 30, 1999)

                                                               For the Period
                                                                    Ended
                                                             September 30, 1999*
                                                            --------------------
Net Asset Value, Beginning of Period                                      $10.00
                                                                ----------------
Investment Operations:
Net investment income                                                       0.01
Net realized and unrealized gain on investments                             2.83
                                                                ----------------
Total from investment operations                                            2.84
                                                                ----------------
Net Asset Value, End of Period                                            $12.84
                                                                ================
Total Return                                                               28.40%
Ratios/Supplemental Data
Net assets, end of period (in 000's)                                      $5,707
Ratio of expenses to average net assets                                     1.25%(1)
Ratio of net investment income to average net assets                        0.10%(1)
Portfolio turnover rate                                                    28.10%

(1) Annualized

*  The Shepherd Street Equity Fund commenced operations on October 2,
   1998.

See notes to financial statements




The Shepherd Street Equity Fund
------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
September 30, 1999

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and consists solely of The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Salem Investment Counselors, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the period ended September 30, 1999 were as follows:
                                               Shares          Amount
                                             ----------      ----------
Sold                                            443,757      $5,446,989
Redeemed                                         (9,292)       (121,545)
                                             ----------      ----------
Net Increase                                    434,465      $5,325,444
                                             ==========      ==========

3. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended September 30, 1999, were as follows:

Purchases                                    $6,236,090
Sales                                          $943,690

At September 30, 1999, unrealized appreciation of investments for tax purposes was as follows:

Appreciation                                   $593,623
Depreciation                                   (446,835)
                                             ----------
Net appreciation on investments                $146,788
                                             ==========

At September 30, 1999, the cost of investments for federal income tax purposes was $5,557,925.

4. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc., (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.40% as applied to the Fund's daily net assets. For the period ended September 30, 1999, the advisor received fees of $13,274.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.60% as applied to the Fund's daily net assets. For the period ended September 30, 1999 the advisor received fees of $19,911.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the fund's normal operating expenses at 1.00%. The only other expenses incurred by the fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. Under the Plan, the Advisor, Salem Investment Counselors, Inc. is paid a distribution fee at an annual rate of 0.25% of average daily net assets of the Fund for distributing shares of the Fund and for providing certain shareholder services. For the period ended September 30, 1999, the Advisor received fees of $8,296.

Certain directors and officers of the Fund are directors and officers of the Advisor.



The Shepherd Street Equity Fund
------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Shepherd Street Funds, Inc.
Winston-Salem, North Carolina

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Shepherd Street Funds, Inc. (consisting of The Shepherd Street Equity Fund) and the related statements of operations and of changes in net assets and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements and financial highlights provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of The Shepherd Street Equity Fund as of September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

Tait, Weller & Baker

Philadelphia, Pennsylvania
October 29, 1999



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